                                                                   EXHIBIT 10.14


                                    GUARANTY

     THIS GUARANTY, dated as of March 1, 1994, is made and given by EMPAK, INC., a Minnesota corporation (the "Guarantor"), in favor of FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

     A. The Bank has extended and/or may from time to time hereafter extend credit accommodations to Wayne C. Bongard, a resident of the State of Minnesota (the "Borrower").

     B. In connection with those credit accommodations the Bank has required that this Guaranty be executed and delivered by the Guarantor.

     C. Guarantor leases real estate from the Borrower, the acquisition of which has been financed by the Bank.

     D. The Guarantor expects to derive benefits from the extension of credit accommodations to the Borrower by the Bank and finds it advantageous, desirable and in the best interests of the Guarantor to execute and deliver this Guaranty to the Bank.

     NOW, THEREFORE, In consideration of the credit accommodations to be extended to the Borrower and for other good and valuable consideration, the Guarantor hereby covenants and agrees with the bank as follows:

     Section 1. Defined Terms. As used in this Guaranty the following terms shall have the meaning indicated:

          "Bank" shall have the meaning indicated in the opening paragraph hereof.

          "Borrower" shall have the meaning indicated in Recital A.

          "Guarantor" shall have the meaning indicated in the opening paragraph hereof.

          "Obligations" shall mean all liabilities and obligations of the Borrower to the Bank under that certain Loan Agreement by and between the Borrower and the Bank and dated as of March 1, 1994, and all principal of, and interest on, that certain promissory note of the Borrower to the Bank dated March 1, 1994 and any extension, renewal or replacement thereof, in all cases whether due or to become due, and whether now existing or hereafter arising or incurred.

          "Person" shall mean any individual, corporation, partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

     Section 2. The Guaranty. The Guarantor hereby absolutely and unconditionally guarantees to the Bank the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.

     Section 3. Continuing Guaranty. This Guaranty is an absolute, unconditional, complete and continuing guaranty of payment and performance of the Obligations, and the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Borrower pertaining to the Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to the Guarantor's liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantor and that the covenants, agreements and all obligations of the Guarantor hereunder be absolute, unconditional and irrevocable. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or Person for such or otherwise. The acceptance of this Guaranty by the Bank is not intended and does not release any liability previously existing of any guarantor or surety of any indebtedness of the Borrower to the Bank.

     Section 4. Other Transactions. The Bank is expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by the Borrower or by any other Person or to forward or deliver any or all such collateral and security directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and
(b) to amend, modify, extend or supplement the Credit Agreement, any note or other instrument evidencing the Obligations or any part thereof and any other agreement with respect to the Obligations, waive compliance by the Borrower or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the


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

Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of the Bank to realize upon any of the Obligations of the Borrower to the Bank, or upon any collateral or security for any or all of the Obligations, nor by the taking by the Bank of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by the Bank of (or the failure to take or the failure to perfect its security interest in or other Lien on) collateral or security of any kind. No act or omission of the Bank, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, shall affect or impair the obligations of the Guarantor hereunder. The Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by the Bank shall be conclusive evidence of due delivery hereof by the Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created notwithstanding the release of or extension of time to any other guarantor of the Obligation or any part thereof.

     Section 5. Actions Not Required. The Guarantor hereby waives any and all right to cause a marshalling of the assets of the Borrower or any other action by any court or other governmental body with respect thereto or to cause the Bank to proceed against any security for the Obligations or any other recourse which the Bank may have with respect thereto and further waives any and all requirements that the Bank institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to the Guarantor's obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

     Section 6. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by the Bank, the Guarantor shall not be entitled to be subrogated to any of the rights of the Bank against the Borrower or any other guarantor or any collateral security or guaranty or right of offset held by the Bank for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the borrower or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Bank by the borrower on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Bank, segregated from other fund of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Bank, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Bank may determine. Notwithstanding any of the foregoing, to the extent

          (a) any right of subrogation which the Guarantor may have pursuant to this Guaranty or otherwise, or

          (b) any right of reimbursement or contribution or similar right against the Borrower, any property of the Borrower or any other guarantor of any of the Obligations would result in the Guarantor being a "creditor" of the Borrower within the meaning of Section 547 of Title 11 of the United States Bankruptcy Code as now in effect or hereafter amended, or any comparable provision of any successor statute, the Guarantor hereby irrevocably waives such right of subrogation, reimbursement or contribution.

     Section 7. Application of Payments. Any and all payments upon the Obligations made by the Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by the Bank on such items of the Obligations as the Bank may elect.

     Section 8. Recovery of Payment. If any payment received by the Bank and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts "Irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

     Section 9. Borrower's Financial Condition. The Guarantor is familiar with the financial condition of the Borrower, and the Guarantor has executed and delivered this Guaranty based on the Guarantor's own judgment and not in reliance upon any statement or representation of the Bank. The Bank shall have no obligation to provide the Guarantor with any advice whatsoever or to inform the Guarantor at any time of the Bank's actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrower.

     Section 10. Remedies. All remedies afforded to the Bank by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by the Bank, shall be deemed to be in exclusion of any of the other remedies available to the Bank and shall in no way limit or prejudice any other legal or equitable remedy which the Bank may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Bank.

     Section 11. Bankruptcy of the Borrower. The Guarantor expressly agrees that the liabilities and obligations of the Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that an discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

     Section 12. Costs and Expenses. The Guarantor will pay or reimburse the Bank on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by the Bank arising out of or in connection with the enforcement of this Guaranty against the Guarantor or arising out of or in connection with any failure of the Guarantor to fully and timely perform the obligations of the Guarantor hereunder.

     Section 13. Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by the Bank. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

     Section 14. Notices. Any notice or other communication to any party in connection this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery hereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

     Section 15. Guarantor Acknowledgements. The Guarantor hereby acknowledges that (a) counsel has advised the Guarantor in the negotiation, execution and delivery of this Guaranty, (b) the Bank has no fiduciary relationship to the Guarantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Guarantor and the Bank.

     Section 16. Representations and Warranties. The Guarantor hereby represents and warrants to the Bank that:

          16(a) The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

          16(b) The Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate action to authorize such execution, delivery and performance.

          16(c) This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          16(d) The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Guarantor, (ii) violate or contravene any provision of its Articles of Incorporation or bylaws, or (iii) result in a breach or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. The Guarantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

          16(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Guarantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

          16(f) There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Guarantor, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

          16(g) It expects to derive benefits from the transactions resulting in the creation of the Obligations. The Bank may rely conclusively on the continuing warranty, hereby made, that the Guarantor continues to be benefitted by the Bank's extension of credit accommodations to the Borrower and the Bank shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Bank without regard to the receipt, nature or value of any such benefits.

     Section 17. Continuing Guaranty. This Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of the Bank to extend credit accommodations to the Borrower, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Bank and its respective successors, transferees, and assigns.

     Section 18. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

     Section 19. Consent to Jurisdiction. AT THE OPTION OF THE BANK, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

     Section 20. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     Section 21. Covenants. The Guarantor agrees that the covenants and agreements of the Guarantor set forth in Articles V and VI of that certain Loan Agreement made by and between the Guarantor and the Bank of even date with this Guaranty (as hereafter amended, the "Loan Agreement") (a) are incorporated herein by reference as if fully set forth herein, including all necessary definitions and related provisions of the Loan Agreement, and (b) shall survive and be binding upon the Guarantor following termination of the Loan Agreement until the obligations are irrevocably paid in full.

     Section 22. General. All representations and warranties contained in this Guaranty or in any other agreement between the Guarantor and the Bank shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

                                       EMPAK, INC.

                                       By
                                          --------------------------------------

                                          Its
                                              ----------------------------------

                                       Address:
                                       930 Lake Drive
                                       Chanhassen, Minnesota 55317
                                       FAX:  (612) 949-1288

Address for the Bank:

First Bank National Association
First Bank Place
601 Second Avenue South
Minneapolis, MN 55402-4302
Attention: William T. Bailey
Fax (612) 973-0822


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

                           GUARANTOR'S ACKNOWLEDGMENT

     The undersigned has guaranteed payment and performance of obligations of Wayne C. Bongard (the "Borrower") to U.S. Bank National Association (the "Bank") pursuant to the terms of a Guaranty, dated, as of March 1, 1994 (the "Guaranty"), which obligations include without limitation obligations under the Loan Agreement, dated as of March 1, 1994 between the Borrower and the Bank (as amended, the "Credit Agreement"). The undersigned acknowledges that it has received a copy of the proposed First Amendment to the Credit Agreement, to be dated on or about September 22, 1998 (the "Amendment"). The undersigned agrees and acknowledges that the Amendment shall in no way impair or limit the right of the Bank under the Guaranty, and confirms that by the Guaranty, the undersigned continues to guaranty payment and performance of the obligations of the Borrower to the Bank, including without limitation obligations under the Credit Agreement as amended pursuant to the Amendment, and under the Note issued in connection with the Amendment. The undersigned hereby confirms that the Guaranty remains in full force and effect, enforceable against the undersigned in accordance with its terms.

                                       EMPAK, INC.

                                       By:  /s/ Wayne Bongard
                                           -------------------------------------

                                       Title:  President
                                             -----------------------------------


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